Exhibit 10.7

4851-5159-8908v.3 641-263

FOURTH AMENDMENT TO CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (the "Fourth Amendment to Credit Agreement," or this "Amendment") is entered into effective as of November 23, 2016 (the "Fourth Amendment Effective Date"), among LONESTAR RESOURCES AMERICA INC., a Delaware corporation ("Borrower"), CITIBANK, N.A., a national banking association, as Administrative Agent (in such capacity, the "Administrative Agent"), and the financial institutions executing this Amendment as Lenders.

R E C I T A L S

A.Borrower, the financial institutions signing as Lenders and Administrative Agent are parties to a Credit Agreement dated as of July 28, 2015, as amended by a First Amendment to Credit Agreement dated as of April 29, 2016, as amended by a Second Amendment to Credit Agreement dated as of May 19, 2016, and as amended by a Third Amendment to Credit Agreement dated as of July 27, 2016 (collectively, the "Original Credit Agreement").

B.The parties desire to amend the Original Credit Agreement as hereinafter provided.

NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Same Terms.  All terms used herein which are defined in the Original Credit Agreement shall have the same meanings when used herein, unless the context hereof otherwise requires or provides.  In addition, (i) all references in the Loan Documents to the "Agreement" shall mean the Original Credit Agreement, as amended by this Amendment, as the same shall hereafter be amended from time to time, and (ii) all references in the Loan Documents to the "Loan Documents" shall mean the Loan Documents, as amended by this Amendment, as the same shall hereafter be amended from time to time.

2.Conditions Precedent.  The obligations and agreements of Lenders as set forth in this Amendment are subject to the satisfaction (in the reasonable opinion of Administrative Agent), unless waived in writing by Administrative Agent, of each of the following conditions (and upon such satisfaction, this Amendment shall be deemed to be effective as of the Fourth Amendment Effective Date):

A.Fourth Amendment to Credit Agreement.  Administrative Agent shall have received executed counterparts of this Amendment from each of the Borrower, the Administrative Agent and the Required Lenders.

B.Fees and Expenses.  Administrative Agent shall have received payment of all reasonable out-of-pocket fees and expenses (including reasonable fees and expenses of outside counsel) incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Amendment.

C.Representations and Warranties.  All representations and warranties contained herein or otherwise made in writing in connection herewith shall be true and correct in all material respects (provided that any such representations or warranties that are, by their terms, already qualified by reference to materiality shall be true and correct without regard to such materiality standard) with the same force and effect as though such representations and warranties have been made on and as of the Fourth Amendment Effective Date, except to the extent any such

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representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (without duplication of materiality) as of such specified earlier date.

3.Amendments to Original Credit Agreement.  On the Fourth Amendment Effective Date, the Original Credit Agreement shall be deemed to be amended as follows:

(a)The following definition in Section 1.02 of the Original Credit Agreement shall be amended and restated to read in its entirety as follows:

"Senior Debt Exchange" means any substantially concurrent exchange, or the repurchase or redemption, of any Permitted Senior Debt for or with the proceeds of Second Lien Notes and/or the issuance of Equity Interests, provided the average exchange price for the portion of such Debt exchanged, repurchased or redeemed for Second Lien Notes (but excluding any portion of Debt exchanged, repurchased or redeemed for or with the proceeds of an issuance of Equity Interests) shall in no event be greater than 50% of the stated principal amount of the total Permitted Senior Debt exchanged, repurchased or redeemed for Second Lien Notes.  For all purposes of this Agreement, all references to any “exchange” of Permitted Senior Debt for Second Lien Notes or pursuant to any “Senior Debt Exchange”, shall be understood to include any purchase, redemption or other acquisition of such debt; and references to “exchange price” will likewise be understood to include a purchase or issue price.

(b)Section 2.07(c)(ii)(A) of the Original Credit Agreement shall be amended to read in its entirety as follows:

(A)in the case of a Scheduled Redetermination (x) if the Administrative Agent shall have received the Engineering Reports required to be delivered by the Borrower pursuant to Section 8.12(a) and (c) in a timely and complete manner, then on or before April 1st and October 1st of such year following the date of delivery or (y) if the Administrative Agent shall not have received the Engineering Reports required to be delivered by the Borrower pursuant to Section 8.12(a) and (c) in a timely and complete manner, then promptly after the Administrative Agent has received complete Engineering Reports from the Borrower and has had a reasonable opportunity to determine the Proposed Borrowing Base in accordance with Section 2.07(c)(i); and

(c)Section 8.12(a) of the Original Credit Agreement shall be amended to read in its entirety as follows:

(a)On or before April 1st and October 1st of each year, commencing April 1, 2017, the Borrower shall furnish to the Administrative Agent and the Lenders a Reserve Report evaluating the Oil and Gas Properties of the Borrower and its Subsidiaries as of the immediately preceding January 1st and July 1st, respectively.  The Reserve Report as of January 1 of each year shall be prepared by one or more Approved Petroleum Engineers, and the July 1 Reserve Report of each year shall be prepared by or under the supervision of the chief engineer of the Borrower who shall certify such Reserve Report to be true and accurate and to have been prepared in accordance with the procedures used in the immediately preceding Reserve Report prepared by an Approved Petroleum Engineer.

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(d)Section 9.04(b)(i) of the Original Credit Agreement shall be amended to read in its entirety as follows:

(i)prior to the date that is 91 days after the Maturity Date call, make or offer to make any optional or voluntary Redemption of or otherwise optionally or voluntarily Redeem (whether in whole or in part) any Permitted Senior Debt; provided that, so long as no Event of Default or Borrowing Base Deficiency shall have occurred and be continuing or would result therefrom, the Borrower may optionally prepay Permitted Senior Debt, in whole or in part, with the proceeds of Permitted Senior Debt or exchange Permitted Senior Debt for Second Lien Notes permitted by Section 9.02(k) or Equity Interests, in each case, pursuant to any Senior Debt Exchange;

4.Borrowing Base Decrease.  Effective as of the Fourth Amendment Effective Date, the Borrowing Base is hereby decreased from $120,000,000 to $112,000,000.  This redetermination of the Borrowing Base constitutes the Scheduled Redetermination of the Borrowing Base to be made on or about November 1, 2016 pursuant to Section 2.07(b) of the Credit Agreement.  The Borrowing Base as decreased hereby will remain in effect until the next Scheduled Redetermination, unless otherwise adjusted pursuant to the provisions of Section 2.07 of the Credit Agreement.

5.Certain Representations.  Borrower represents and warrants that, as of the Fourth Amendment Effective Date:  (a) Borrower has full power and authority to execute this Amendment, and this Amendment constitutes the legal, valid and binding obligation of Borrower enforceable in accordance with their terms, except as enforceability may be limited by general principles of equity and applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting the enforcement of creditors' rights generally; and (b) no authorization, approval, consent or other action by, notice to, or filing with, any governmental authority or other person is required for the execution, delivery and performance by Borrower of this Amendment.  In addition, Borrower represents that after giving effect to this Amendment all representations and warranties contained in the Original Credit Agreement and the other Loan Documents are true and correct in all material respects (provided that any such representations or warranties that are, by their terms, are requalified by reference to materiality shall be true and correct without regard to such materialty standard) on and as of the Fourth Amendment Effective Date as if made on and as of such date except to the extent that any such representation or warranty expressly relates solely to an earlier date, in which case such representation or warranty is true and correct in all material respects (or true and correct without regard to such materiality standard, as applicable) as of such earlier date.

6.No Further Amendments.  Except as previously amended in writing or as amended hereby, the Original Credit Agreement shall remain unchanged and all provisions shall remain fully effective between the parties.

7.Acknowledgments and Agreements.  Borrower acknowledges that on the date hereof all outstanding Obligations are payable in accordance with their terms, and Borrower (i) waives any defense, offset, counterclaim or recoupment with respect thereto and (ii) releases and discharges Administrative Agent and Lenders and their officers, directors, employees, agents, shareholders, affiliates and attorneys (the "Released Parties") from any and all obligations, indebtedness, liabilities, claims, rights, causes of action or other demands whatsoever, whether known or unknown, suspected or unsuspected, in law or equity, which Borrower ever had, now has or claims to have or may have against any Released Party arising prior to the Fourth Amendment Effective Date and from or in connection with the Loan Documents or the transactions contemplated thereby, except those resulting from the gross negligence or willful misconduct of the Released Party, as determined by final non-appealable order of a court of competent jurisdiction.  Borrower, Administrative Agent and each Lender do hereby adopt, ratify and

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Exhibit 10.7

confirm the Original Credit Agreement, as amended hereby, and acknowledge and agree that the Original Credit Agreement, as amended hereby, is and remains in full force and effect.  Borrower acknowledges and agrees that its liabilities and obligations under the Original Credit Agreement, as amended hereby, and under the other Loan Documents, are not impaired in any respect by this Amendment.  Any breach of any representations, warranties and covenants under this Amendment shall be an Event of Default under the Original Credit Agreement (subject to applicable notice and cure periods as set forth in the Original Credit Agreement).

8.Limitation on Agreements.  The modifications set forth herein are limited precisely as written and shall not be deemed (a) to be a consent under or a waiver of or an amendment to any other term or condition in the Original Credit Agreement or any of the Loan Documents, or (b) to prejudice any right or rights that Administrative Agent now has or may have in the future under or in connection with the Original Credit Agreement and the other Loan Documents, each as amended hereby, or any of the other documents referred to herein or therein.  This Amendment shall constitute a Loan Document for all purposes.

9.Confirmation of Security.  Borrower hereby confirms and agrees that all of the Security Instruments that presently secure the Obligations shall continue to secure, in the same manner and to the same extent provided therein, the payment and performance of the Obligations as described in the Original Credit Agreement as modified by this Amendment.

10.Counterparts.  This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which constitute one instrument.  In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

11.Incorporation of Certain Provisions by Reference.  The provisions of Section 12.09 of the Original Credit Agreement captioned " Governing Law; Jurisdiction; Consent to Service of Process; Waiver of Jury Trial" are incorporated herein by reference for all purposes.

12.Entirety, Etc.  This Amendment and all of the other Loan Documents embody the entire agreement between the parties.  THIS AMENDMENT AND ALL OF THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[This space is left intentionally blank.  Signature pages follow.]

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Exhibit 10.7

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to be effective as of the date and year first above written.

BORROWER:

LONESTAR RESOURCES AMERICA INC.

By: /s/ Frank D. Bracken, III

Name:Frank D. Bracken III

Title:Chief Executive Officer

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Exhibit 10.7

ADMINISTRATIVE AGENT:

CITIBANK, N.A.

as Administrative Agent

By: /s/ Jarrod Bourgeois

Name:Jarrod Bourgeois

Title:Senior Vice President

LENDERS:

CITIBANK, N.A.

By: /s/ Jarrod Bourgeois

Name:Jarrod Bourgeois

Title:Senior Vice President

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Exhibit 10.7

ABN AMRO CAPITAL USA LLC

By: /s/ David Montgomery

Name:David Montgomery

Title:Executive Director

By: /s/ J.D. Keverkamp

Name:J.D. Keverkamp

Title:Country Executive

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Exhibit 10.7

TEXAS CAPITAL BANK, N.A.

By: /s/ Bradley Kraus

Name:Bradley Kraus

Title:Vice President

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BOKF, N.A.

By: /s/ Colin Watson

Name:Colin Watson

Title:Senior Vice President

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COMERICA BANK

By: /s/ Robert C. Pitcock

Name:Robert C. Pitcock

Title:Relationship Manager

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BARCLAYS BANK PLC

By: /s/ Christopher Aitkin

Name:Christopher Aitkin

Title:Assistant Vice President

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